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                                                                    Exhibit 99.2

                                MICHAELS STORES, INC.
                                AMENDED AND RESTATED
                        1997 EMPLOYEES STOCK PURCHASE PLAN



       The purpose of this Amended and Restated 1997 Employees Stock Purchase Plan (the "Plan") is to provide employees of Michaels Stores, Inc. (the "Company") a continued opportunity to purchase shares of the Company's common stock, par value $0.10 per share (the "Common Stock"), through quarterly offerings to be made on each consecutive February 1, May 1, August 1, and November 1. The Plan will become effective on February 1, 2002 (the "Effective Date"). Two million (2,000,000) shares of Common Stock in the aggregate have been approved for this purpose.

       1. ADMINISTRATION. The Plan will be administered by a Committee appointed by the Board of Directors of the Company, consisting of at least two of its members. The Committee will have authority to make rules and regulations for the administration of the Plan. The Committee's interpretations and decisions with regard to the Plan shall be final and conclusive.

       2. ELIGIBILITY. Employees of the Company and, at the discretion of the Committee, employees of one or more subsidiaries of the Company, will be eligible to participate in the Plan, in accordance with such rules as may be prescribed from time to time, which rules, however, shall neither permit nor deny participation in the Plan contrary to the requirements of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. No employee may be granted an option if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

       3. OFFERINGS. The Company will make one or more quarterly offerings to employees to purchase stock under the Plan. The effective date of each offering shall be the first day of each quarter beginning each February 1, May 1, August 1, and November 1 during the term of the Plan. Each offering period shall last three months. The measure of an employee's participation in an offering will be based on (i) a percentage of the amounts received as compensation by the participating employee during the offering period (or during such portion thereof as an employee may elect to participate), plus
(ii) an elective amount of up to $1,000.

       4. PARTICIPATION. An employee eligible on the effective date of any offering may participate in such offering at any time by completing and forwarding a Employee Stock Purchase Plan Enrollment Form to the Benefits Department. The form will authorize a regular payroll deduction from the employee's compensation, and must specify the date on which such deduction is to commence, which may not be retroactive.

       In addition, an eligible employee on the effective date of any offering may elect to participate in the offering by contributing to his or her account (as defined in Section 5) all or a portion of the elective amount (which shall not exceed $1,000 during any offering period). Such

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election must be made by remitting a check in the amount of the contribution to the Benefits Department. Such election to contribute all or a portion of the elective amount shall be effective as of the date of the receipt of the contribution by the Benefits Department and must be received by the Benefits Department prior to the last day of the offering period.

       5. MAINTENANCE OF ACCOUNTS; PAYROLL DEDUCTIONS. The Company will maintain accounts for all participating employees. With respect to any offering made under the Plan, an employee may authorize a payroll deduction in terms of whole number percentages up to a maximum of 10% of the basic or regular rate of compensation an employee receives during the offering period (or during such portion thereof as an employee may elect to participate). Payroll deductions will be credited to an employee's account as of the last day of such payroll period.

       An employee may at any time increase or decrease the employee's payroll deduction by filing a new Employee Stock Purchase Plan Enrollment Form. The change may not become effective sooner than the next pay period after receipt of the form. A payroll deduction may be increased only once and reduced only once during any offering period.

       In the event an employee elects to participate in an offering by contributing to his or her account, such contribution must be received by the Company from the participating employee during the offering period prior to the beginning of the last day of the offering period (at which time the amount received will be credited to the employee's account).

       6. LIMIT ON SIZE OF OPTION. No employee may be granted an option which permits his or her rights to purchase stock under the Plan, and any other stock purchase plan of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the effective date of the offering) for each calendar year in which the option is outstanding at any time. In no event may any employee be granted an option permitting the employee to purchase more than 3,000 shares of Common Stock in any quarterly offering period.

       7. PURCHASE OF SHARES. Each employee participating in any offering under the Plan will be granted an option, upon the effective date of such offering, for as many shares of Common Stock as the participating employee may elect to purchase with the following amounts:

            (a) up to 10% of the basic or regular rate of compensation received during the specified offering period (or during such portion thereof as an employee may elect to participate), to be paid by payroll deductions during such period;

            (b) an elective amount paid by the participating employee into his or her account of up to $1,000; and

            (c) the balance, if any, carried forward from the employee's account for the preceding offering period pursuant to the final paragraph of this Section 7.

       The purchase price for each share purchased will be 85% of the lower of the average market price on either (i) the first day of the quarter for that particular offering or (ii) on the last day of a month when there are sufficient funds in the employee's account to purchase one or more full shares. As of the last day of a month during any offering, the account of each

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participant employee shall be totaled.  If such account contains sufficient funds to purchase one or more full shares as of that date, the employee shall be deemed to have exercised an option to purchase such share or shares at such price; the employee's account shall be charged for the amount of purchase; and the ownership of such share or shares shall be appropriately evidenced on the books of the Company. Subsequent shares covered by the employee's option will be purchased in the same manner, whenever sufficient funds have again accrued in the employee's account.

       A participating employee may not purchase a share under any offering beyond the end of the offering period with respect thereto. Any balance remaining in an employee's account at the end of an offering period will be carried forward into the employee's account for the following offering period. In no event will the balance carried forward be equal to or greater than the purchase price of one share on the last day of the offering period.

       8. WITHDRAWAL FROM OFFERING. An employee may at any time and for any reason withdraw from participation in an offering, and thereby draw out the balance accumulated in the employee's account. The employee may thereafter begin participation again only once during the remainder of the offering period. Withdrawals from an employee's account are not permitted unless the employee withdraws from an offering. Partial withdrawals from the employee's account will not be permitted.

       9. ISSUANCE OF CERTIFICATES. The Company will issue or cause its transfer agent to issue to Plan participants certificates representing shares of Common Stock purchase by such Plan participant upon written request.

       10. REGISTRATION OF CERTIFICATES. Certificates may be registered only in the name of the employee, or, if the employee so indicates on the employee's Employee Stock Purchase Plan Enrollment Form, in the employee's name jointly with a member of the employee's family, with right of survivorship. An employee who is a resident of a jurisdiction which does not recognize such a joint tenancy may have certificates registered in the employee's name as tenant in common or as community property with a member of the employee's family, without right of survivorship.

       11. DEFINITIONS. The phrase "average market price" means the average of the high and low sale prices of Common Stock on a given day, or if no sales of Common Stock were made on that day, the average of the high and low sale prices of Common Stock on the next preceding day on which sales were made, as reported by NASDAQ/NMS or, if the Common Stock is no longer listed for trading in NASDAQ/NMS, the principal domestic securities exchange on which the Common Stock is then listed for trading. The term "subsidiary" means a subsidiary of the Company within the meaning of Section 424(f) of the Code and the regulations promulgated thereunder.

       12. RIGHTS AS A STOCKHOLDER. None of the rights or privileges of a stockholder of the Company shall exist with respect to shares purchased under the Plan unless and until such full shares shall have been appropriately evidenced on the books of the Company.

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       13.  RIGHTS ON RETIREMENT, DEATH, OR TERMINATION OF EMPLOYMENT. In the
event of a participating employee's retirement, death, or termination of employment ("ineligibility"), no payroll deduction shall be taken from any pay due and owing to the employee once ineligible, and the employee's account shall be paid to the employee or, in the event of the employee's death, to the employee's estate.

       14. RIGHTS NOT TRANSFERABLE. Rights under the Plan or under an offering are not transferable by a participant employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

       15. APPLICATION OF FUNDS. All funds received or held by the Company under the Plan may be used for any corporate purpose.

       16. ADJUSTMENT IN CASE OF CHANGES AFFECTING COMMON STOCK. In the event of a subdivision of outstanding shares, or the payment of a stock dividend, the number of shares approved for the Plan shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board of Directors. In the event of any other change affecting Common Stock, such adjustment shall be made as may be deemed equitable by the Board of Directors to give proper effect to such event.

       17. AMENDMENT OF THE PLAN. The Board of Directors may at any time, or from time to time, amend the Plan in any respect, except that, without the approval of the stockholders of the Company not later than 12 months after the date of approval of such amendment by the Board of Directors, no amendment shall be effective if it would (a) increase or decrease the number of shares approved for the Plan (other than as provided in Section 16) or (b) change the designation of subsidiaries eligible to participate in the Plan.

       18. TERMINATION OF THE PLAN. The Plan and all rights of employees under any offering hereunder shall terminate:

            (a) On the day that participating employees become entitled to purchase a number of shares equal to or greater than the number of shares remaining available for purchase under the Plan, unless extended by the Board of Directors; or

            (b)   at any time, at the discretion of the Board of Directors.

       If on the day the Plan terminates participating employees are entitled to purchase a number of shares greater than the number of shares remaining available for purchase under the Plan, the available shares shall be allocated by the Committee among such participating employees in such manner as it deems fair. Upon termination of the Plan, all amounts in the accounts of participating employees shall be carried forward into the employee's payroll deduction account under a successor plan, if any, or promptly refunded.


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       GOVERNMENTAL REGULATIONS. The Company's obligation to sell and deliver
Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such stock.

                                    MICHAELS STORES, INC.



                                    By: /s/ R. Michael Rouleau
                                        ----------------------------------------
                                        R. Michael Rouleau
                                        President and Chief Executive Officer



























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